Equity-Based Compensation	6 Months Ended
Jun. 30, 2025
Equity-Based Compensation [Abstract]
Equity-Based Compensation

Note 12. Equity-Based Compensation

Incentive Plans

2024 Omnibus Incentive Plan

The Company has reserved 13.0 million shares of Common Stock for issuance pursuant to the 2024 Omnibus Incentive Plan (the “2024 Incentive Plan”), and the maximum number of units that may be issued pursuant to the vesting of incentive awards under the 2024 Incentive Plan is 13.0 million units, subject to certain adjustments. Each unit represents the right to receive one share of Common Stock. The Company has not granted any equity-based awards under the 2024 Incentive Plan as of June 30, 2025.

USARE LLC Incentive Plan

USARE LLC issued incentive units under the Amended and Restated Incentive Plan dated May 1, 2020 and the Second Amended and Restated Equity Incentive Plan dated August 26, 2022 and amended November 2, 2022 and February 10, 2024 (the “Legacy Incentive Plan”). The incentive units were intended to constitute “profit interests” within the meaning of the U.S. Internal Revenue Service (“IRS”) Revenue Procedures 93-27 and 2001-43 (or the corresponding requirements of any subsequent guidance promulgated by the IRS or other applicable law). The rights and preferences of the incentive units were defined in the respective incentive unit agreements. The Company did not forfeit or grant any new incentive units under the Legacy Incentive Plan as of the closing date of the Merger. In addition, no new grants will be awarded under this plan.

Valuation

USARE LLC utilized an independent valuation company to estimate the fair value of the underlying equity units into which the incentive units granted under the Legacy Incentive Plan would be converted. During the year ended December 31, 2024, the Company then used this valuation in a Black-Scholes pricing model to determine the fair value of the incentive units granted. The Black-Scholes pricing method is considered to be a Level 3 fair value measurement requiring highly judgmental assumptions including expected volatility. The expected volatility was estimated by taking the average historical price volatility for industry peers, consisting of several public companies in its industry which are either similar in size, stage of life cycle, or financial leverage, over a period equivalent to the expected term of the awards. USARE LLC recognized the associated costs across the vesting period using the straight-line method. All outstanding and unvested incentive units under the Legacy Incentive Plan vested upon the closing of the Merger and unrecognized equity-based compensation expense of incentive units vested on that date of $0.2 million was recognized.

Compensation Expense

The following table presents the compensation expense under the Legacy Incentive Plan.

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
	(In thousands)
Incentive units	$—	$(38)	$441	$259
Class A units(1)	—	(277)	841	(225)
Total	$—	$(315)	$1,282	$34

(1)      In the three months ended March 31, 2025, USARE LLC recorded equity-based compensation for issuance of its Class A Units to certain consultants immediately prior to the Closing Date of the Merger pursuant to existing bonus agreements. In the three and six months ended June 30, 2024, USARE LLC recorded the forfeiture of equity-based compensation of its former CEO.

The following table presents the activity related to the incentive units as of June 30, 2025, and changes during the six months ended June 30, 2025.

	Units	Weighted Average Distribution Threshold(1)	Intrinsic Value(2)
	(In thousands, except for weighted average distribution threshold)
Outstanding at January 1, 2025	39,185	$0.97	$46,152
Conversion to USARE LLC Class A units	(39,185)	$0.97
Outstanding at June 30, 2025	—

(1)      The distribution threshold amount refers to the value that would need to be exceeded before the holder would receive any consideration upon a liquidation event.

(2)      The intrinsic value is calculated based upon the fair value of the incentive units as of the reported date.

Conversion of Incentive Units — Upon closing of the Merger, all outstanding incentive units were considered fully vested and converted into approximately 4.55 million shares of Common Stock using the treasury method of accounting on a cashless exercise basis and an exchange conversion ratio of approximately 0.204 shares of Common Stock for a share of Common Stock of USARE LLC.

Vesting Period of Incentive Units — USARE LLC utilized different vesting periods, generally ranging from one year to three years, depending on the specifics of the grant. In case of a change in control, unless otherwise expressly provided in the participant’s award agreement, the units would become 100% vested and any restrictions and limitations applicable to the participant’s incentive units would lapse and such incentive units would become fully transferable.